SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

November 21, 2001
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Date of Report (Date of earliest event reported)

Stokely-Van Camp, Inc.
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(Exact name of registrant as specified in its charter)

Indiana
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(State or other jurisdiction of incorporation)

1-2944 (Commission File Number)	35-0690290 (IRS Employer Identification No.)

Quaker Tower, P.O. Box 049001, Chicago, Illinois
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(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (312) 222-7111

Item 5.	Other Events
Today Stokely-Van Camp, Inc. (“Stokely”) announced the call of its 5% Cumulative Prior Preference Stock and its 5% Cumulative Convertible Second Preferred Stock (collectively “Preferred Stock”) for redemption in accordance with their respective terms.

The information in Exhibit 99.1 and Exhibit 99.2 are incorporated herein by reference.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.
(c) Exhibits
99.1	Notice of Redemption for 5% Cumulative Prior Preference Stock published by Stokely-Van Camp, Inc. dated November 21, 2001.
99.2	Notice of Redemption for 5% Cumulative Convertible Second Preferred Stock published by Stokely-Van Camp, Inc. dated November 21, 2001.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2001	Stokely-Van Camp, Inc.

By:	/S/ W. TIMOTHY HEAVISIDE
W. Timothy Heaviside
President

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Notice of Redemption for 5% Cumulative Prior Preference Stock published by Stokely-Van Camp, Inc. dated November 21, 2001.
99.2	Notice of Redemption for 5% Cumulative Convertible Second Preferred Stock published by Stokely-Van Camp, Inc. dated November 21, 2001.